NYDOCS02/684469.1
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 April 14, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           EXTENDED STAY AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  001-13125                  36-3996573
----------------------------  ------------------------    ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                                100 Dunbar Street
                              Spartanburg, SC 29306
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (864) 573-1600
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On April 14, 2004, Extended Stay America, Inc. issued a press release announcing the declaration of a cash dividend of $0.04 per share, payable on May 4, 2004, to the stockholders of record on April 16, 2004.

A copy of the press release issued by Extended Stay on April 14, 2004, announcing the declaration of a cash dividend is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number                                Description of Exhibit
          99.1 Press release, dated April 14, 2004, of Extended Stay America, Inc., announcing the declaration of a cash dividend

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EXTENDED STAY AMERICA, INC.



Date:    April 14, 2004                      By:  /s/ James A. Ovenden
                                                  ------------------------------
                                                  Name:  James A. Ovenden
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                          Description of Exhibit

     99.1 Press Release, dated April 14, 2004, of Extended Stay America, Inc., announcing the declaration of a cash dividend